Exhibit 99.1
FBR Capital Markets Investor Conference Matt Clifton Chairman & CEO November 27, 2007 Holly Corporation

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Corporation (NYSE: HOC) Overview Independent refiner in Southwest / Rocky Mountain states 2 refineries: New Mexico & Utah 111,000 barrels a day of refining capacity Wholesale marketer supplying West Texas, Arizona, New Mexico, Colorado, Utah, Nevada, Idaho & Washington In 2004 formed a publicly traded Master Limited Partnership--Holly Energy Partners, L.P. (NYSE: HEP)--with pipeline & terminal assets that support refining operations Currently own a 45% interest (including the general partner interest) in HEP, with a market value over $300 million

Asset Location / Business Footprint Holly Corporation: Holly's refineries operate in the high margin & high growth Southwest & Rockies markets 111,000 bpd of refining capacity All refineries directly connected to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas & Southeast New Mexico for Navajo Refinery Holly Energy Partners: Over 1,700 miles of product pipelines 11 Terminals in 5 states (3 terminals co-owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Holly Strengths Over 35 years in the refining business Operates in high-growth, high-margin Southwest & Rocky Mountain regions Management team with an average of over 25 years of industry experience Industry leading return on capital Conservative balance sheet / capital structure Focused on refining asset growth Focused on growing shareholder value

Holly Strength: Industry Leading Profitability Latest 12 Months1 5-Year Average2 Well positioned financially to support continued growth and success 1Four quarters ended 9/30/07 2Five years ended 12/31/06 SUN VLO TSO MRO FTO HOC 0.249 0.235 0.182 0.219 0.488 0.585

Holly Strength: Conservative Balance Sheet Latest 12 Months1 5-Year Average2 1Four quarters ended 9/30/07 2Five years ended 12/31/06 Well positioned financially to support continued growth and success SUN VLO TSO MRO FTO HOC 0.751 0.32 0.478 0.288 0.166 0

Holly Crude Processing Capacity Growth 1969 Early 1980's Early 1990's 2003 Wood Cross Acquisiton 2006-07 CURRENT TOTAL NRC Planned Expansion Woods Cross Planned PLANNED TOTAL East 0 16 30 65 75 101 0 111 126 0 West 16 14 35 10 26 10 111 15 5 131 0 16k bpd 15k bpd 30k bpd 14k bpd 10k bpd 26k bpd 111k bpd 15k bpd 131k bpd 5k bpd Present: Up 70% since early 1990's Future: Up 18% by 2009

Capital Spending Plan - Elements of both Offense & Defense: Expanding refining capacity 18% by 2009 --from 111,000 bpd to 131,000 bpd Increasing cost-advantaged crude mix by over 37% by 2010* --from 5,000 bpd to 55,000 bpd All projects to take advantage of growing markets in the Southwest and the Rockies *Timing contingent on pipeline to transport Canadian and other foreign crudes

Navajo Refinery:
--Expansion and Feedstock Flexibility

Project Summary:

- *Overall project expected to be completed in two phases.*
  - *Phase I: Expand crude capacity to approximately 100,000 bpd (Q1 '09)*

    Revamp existing crude unit, new gas oil hydrocracker, new hydrogen plant

    - *Increases crude thruput capabilities 15,000 bpd*
    - *Increases low-cost feedstock upgrading capability by 7,000 bpd*
  - *Phase II: Ability to capture light/heavy crude differentials on up to 40,000 bpd of throughput (2010*)*

    Revamp second existing crude unit, new solvent de-asphalter

    Requires pipeline access between Cushing, OK and Holly's facilities
- *Significant benefit from recently enacted tax credits*

(all in millions)	*Full Project*	*Expansion*	*Heavy-Up*
Projected cost:	*$240[1]*	*$179*	*$61*
Estimated completion:		*Q1 2009*	*2010[2]*
Pro Forma EBITDA ('03-'05 Prices):	*$126*	*$74*	*$52*
Pro Forma EBITDA (2006 Prices):	*$275*	*$139*	*$136*

HOLLY

[1]*Estimated cost increased Fall 2007 from initial estimate of $225 million*

[2]*Timing contingent on pipeline to transport Canadian and other foreign crudes.*

10

Woods Cross Refinery: --Expansion and Feedstock Flexibility Project Summary: Expand refinery by 19% to 31,000 bpd Install new gas oil hydrocracker, add Black Wax desalter, and expand sulfur recovery capacity Feed stock flexibility to process up to 15,000 bpd of Black Wax or 10,000 bpd Black Wax & 5,000 bpd of heavy Canadian crude - 50% low-cost crude capabilities Crude P/L infrastructure to be in place by refinery project start up Pre-investment for future expansion & optionality to run more heavy Canadian crude and/or Black Wax crudes Significant benefit from recently enacted tax credits Projected cost: $100 million Estimated completion: 3rd quarter 2008* Pro Forma EBITDA ('03-'05 Prices): $31 million Pro Forma EBITDA (2006 Prices): $57 million *Completion accelerated to Q3 2008 from initial estimated Q4 2008

UNEV Pipeline: --Salt Lake City to Las Vegas Project Summary: 400 mile 12" pipeline Initial capacity approximately 60,000 bpd, expandable to approximately 120,000 bpd 2 Terminal locations: North Las Vegas and Cedar City, UT Holly to own 75% of project with Sinclair owning 25% interest 180-day option to purchase1 is planned to be granted to Holly Energy Partners for Holly's ownership. Price to be construction cost plus 7% interest per annum Projected cost: $300 million Estimated completion: 4th quarter 2008 Pro Forma volume at start up: 25,000-30,000 bpd Pro Forma EBITDA at start up: $25-30 million 1at completion of project

Projected Capital Expenditures by Year Capital Projects: 2007 2008 2009 Total NRC expansion and feedstock flexibility 80 115 45 240 Phase I - Expansion 75 95 9 179 Phase II - Feedstock Flexibility 5 20 36 61 WX expansion and feedstock flexibility 40 50 10 100 Sulfur recovery unit at NRC 14 10 --- 24 Small payout projects 20 20 20 60 Sustaining capital & turnaround 25 50 25 100 UNEV pipeline* 20 185 20 225 Total 199 430 120 749 Estimates: (in millions) *Capital spending assumes 75% ownership interest, w/ 25% Sinclair joint venture partner

Capital Projects Impact on Pro Forma Annual EBITDA (full year) Major Capital Projects Total Cost '03-'05 Prices '06 Prices NRC expansion and feedstock flexibility: $240 $126 $275 Phase I -- Expansion $179 $74 $139 Phase II - Feedstock Flexibility $61 $52 $136 WX expansion and feedstock flexibility $100 $31 $57 Total $340 $157 $332 Estimates: (in millions) Pro Forma EBITDA

Holly Outlook

HOLLY EBITDA - Estimated Additions from Capital Projects 2003 2004 2005 2006 East 112.3 178.1 302 414 Using '03-'05 Avg. Prices: 2008 2009 2010* NRC expansion and feedstock flexibility Phase I --- 74 74 Phase II --- --- 52 WX expansion and feedstock flexibility 8 31 31 8 105 157 HOC Historical EBITDA ($mm): Estimated EBITDA Additions from Projects ($mm): Using '06 Prices: 2008 2009 2010* NRC expansion and feedstock flexibility Phase I --- 139 139 Phase II --- --- 136 WX expansion and feedstock flexibility 14 57 57 14 196 332 *Timing contingent on pipeline to transport Canadian and other foreign crudes 31

Cash Flow Summary - YTD thru September 2007 ($ in Millions) Note: Cash includes marketable securities. 12/31/2006 Cash from Operations HEP Distribution Stock Buyback Capex Dividends Other 09/30/2007

Holly Financial Strength Highlights Cash balance as of 9/30/07*: $310 million No debt Stock repurchase program Total of $500 million authorized to repurchase Thus far have repurchased 10.8 million shares for a total of $386 million Average cost of repurchases: $35.62 / share Strong base from which to fund future growth *Cash balance includes cash, cash equivalents & marketable securities. (Marketable securities are conservative, highly rated debt instruments issued by financial institutions & government & municipal entities, with strong credit standings.)

Holly Opportunities: Expanded Footprint in Southwest / Rocky Mountain States Longhorn Current: 111,000 bpd of refining capacity Operate in the high margin & high growth Southwest & Rockies markets Can process approx. 80,000 bpd of price advantaged crude feedstock Future:1 131,000 bpd of refining capacity Can process approx. 120,000 bpd of price advantaged crude feedstock Las Vegas added to high growth markets 1 With projects approved and under way

Strong management team Strong financial fundamentals Strong industry fundamentals Favorable comparison to peer group metrics Operates in high margin, high growth markets Demonstrated growth ability Capital initiatives in place to continue growth Industry leading return on capital Concluding remarks

Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell, VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com